FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 2, 2002


                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)

               333-77499                      43-1843179
               333-77499-01                   43-1843177
               ------------                   ----------
       (Commission File Number)  (Federal Employer Identification Number)

       12405 Powerscourt Drive
         St. Louis, Missouri                     63131
         -------------------                     -----
(Address of Principal Executive Offices)       (Zip Code)

                                 (314) 965-0555
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 7. EXHIBITS

       99.1 Credit Agreement, dated as of March 18, 1999, as amended and restated as of January 2, 2002, among Charter Communications Operating, LLC, Charter Communications Holdings, LLC and certain lenders and agents named therein*

       99.2 Credit Agreement, dated as of February 2, 1999, as amended and restated as of January 2, 2002, among CC VIII Holdings, LLC, CC VIII Operating, LLC and certain lenders and agents named therein*


       * filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CHARTER COMMUNICATIONS HOLDINGS, LLC,
                            a Registrant


                            By: /s/ KENT D. KALKWARF
                                --------------------
                                Name: Kent D. Kalkwarf
                                Title: Executive Vice President and Chief
                                Financial Officer (Principal Financial Officer and Principal Accounting Officer)


Dated: January 24, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION, a Registrant


                            By: /s/ KENT D. KALKWARF
                                --------------------
                                Name: Kent D. Kalkwarf
                                Title: Executive Vice President and Chief
                                Financial Officer (Principal Financial Officer and Principal Accounting Officer)



Dated: January 24, 2002

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------
99.1              Credit Agreement, dated as of March 18, 1999, as amended
                  and restated as of January 2, 2002, among Charter
                  Communications Operating, LLC, Charter Communications
                  Holdings, LLC and certain lenders and agents named therein.

99.2 Credit Agreement, dated as of February 2, 1999, as amended and restated as of January 2, 2002, among CC VIII Holdings, LLC, CC VIII Operating, LLC and certain lenders and agents named therein.